UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2008

JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)
Delaware	0-14112	43-1128385
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (417) 235-6652

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

            On February 4, 2008, Jack Henry & Associates, Inc. ("Jack Henry") issued a press release announcing an increase in its quarterly dividend to $.075 per common share. The press release announcing the increase is attached hereto as Exhibit 99.1.

            On February 4, 2008, Jack Henry also issued a press release announcing an addition of five million shares to its existing stock repurchase authorization. The press release announcing the increase is attached hereto as Exhibit 99.2.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press release dated February 4, 2008.

	99.2	Press release dated February 4, 2008.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date: February 5, 2008	By: /s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer